SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2002

                                  SCIENT, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        DELAWARE                      333-68402             58-2643480
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                         IDENTIFICATION NO.)


                                 79 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 500-4900
                         (REGISTRANT'S TELEPHONE NUMBER)



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ITEM 5. OTHER EVENTS.

      On January 8, 2002, Theodore W. Browne, II stepped down as Scient's Senior Vice President, Secretary and General Counsel to pursue other interests. Christina Bark, the company's Associate General Counsel, has been named acting General Counsel, effective immediately.

      Jacques Tortoroli, Scient's Chief Financial Officer, will assume the additional duties of Secretary and Treasurer of the company.


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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Scient, Inc.


                                    By:   /s/ Jacques Tortoroli
                                          ----------------------------
                                          Jacques Tortoroli
                                          Chief Financial Officer

Dated:  January 10, 2002




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